Preliminary Prospectus


SUBJECT TO COMPLETION, DATED OCTOBER 13, 2000

                                                                    Pioneer logo

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                                         [Pioneer logo]





PIONEER
EUROPE SELECT FUND

                              CLASS A, CLASS B AND CLASS C SHARES
                                    Prospectus, November ___, 2000









                              CONTENTS

                              Basic information about the fund 1

                              Management 5
                              Buying, exchanging and selling shares 6
                              Dividends, capital gains and taxes 24

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. [end text box]

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CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.
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BASIC INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE
Capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in the common stock of European issuers. The fund's principal focus will be on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. The fund considers securities that trade like common stocks, such as convertible debt, depositary receipts, warrants, rights and preferred stocks, to be common stocks. The fund also may purchase forward foreign currency exchange contracts in connection with its investments.

The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the fund's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operation. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
|X|  Market  leadership  in a company's  primary  products or services
|X|  Issuer has strong growth  characteristics  relative to its competitors
|X|  Favorable expected returns relative to perceived risk

Pioneer generally sells a portfolio security when Pioneer believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| European stock markets go down or perform poorly relative to U.S. markets
    (this risk may be greater in the short term)
|X| Securities of European issuers or growth stocks fall out of favor with investors

|X| Mid- to large-capitalization stocks fall out of favor with investors |X| The fund's investments do not have the growth potential originally expected

Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the fund invests a significant portion of its investments in any one European region. These risks may include:
|X| Less information about some European issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

|X| Many European markets are smaller, less liquid and more volatile than the U.S. markets. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices Pioneer considers reasonable
|X| The economies of European countries may grow at slower rates than expected or suffer a downturn or recession
|X| The U.S. dollar appreciates against European currencies or European countries impose restrictions on currency conversion or trading

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EUROPEAN ISSUERS
A European issuer:
|X| Is organized and has a principal business office in a European country; |X| Derives at least 50% of its total revenue from business transacted in
    Europe; or

|X| Has equity securities that trade principally on a stock exchange in Europe.

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|X| Economic Monetary Union (EMU) and the single European currency may increase the volatility of European markets

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

THE FUND'S PERFORMANCE

Since the fund is newly organized, it does not disclose any performance information. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

FEES AND EXPENSES

These are the fees and expenses, based on estimated expenses for the fund's current fiscal year, you may pay if you invest in the fund.

SHAREOWNER FEES

PAID DIRECTLY FROM YOUR INVESTMENT          CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------

Maximum sales charge (load) when you buy shares
   as a percentage of offering price          5.75%      None      None
 .......................................................................
Maximum deferred sales charge (load) as a
   percentage of offering price or the
   amount you receive when you sell shares,
   whichever is less                        None(1)        4%        1%
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ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
   as a percentage of average daily net
   assets                                   CLASS A   CLASS B   CLASS C
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   Management Fee(2)                          1.00%     1.00%     1.00%
 .......................................................................
   Distribution and Service (12b-1) Fee       0.25%     1.00%     1.00%
 .......................................................................
   Other Expenses(2)                          1.52%     1.52%     1.52%
 .......................................................................
Total Annual Fund Operating Expenses(2)       2.77%     3.52%     3.52%
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(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."

(2) Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time. Pioneer may subsequently recover reimbursed expenses from the fund if the fund's expense ratio is less than the expense limitation. Estimated expenses for the fiscal year ending August 31, 2001 are:
                                            CLASS A   CLASS B   CLASS C

      Management Fee                          0.00%      0.00%    0.00%
      Distribution and Service (12b-1) Fee    0.25%      1.00%    1.00%
      Other Expenses                          1.50%      1.50%    1.50%
      Total Annual Fund Operating Expenses    1.75%      2.50%    2.50%

EXAMPLE

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:

           IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
--------------------------------------------------------------------------------
                       NUMBER OF YEARS YOU OWN YOUR SHARES

--------------------------------------------------------------------------------
              1        3                                         1        3
--------------------------------------------------------------------------------
Class A   $ 839    $ 1,385                                     $ 839    $ 1,385
 ................................................................................
Class B     755      1,380                                       355      1,080
 ................................................................................
Class C     455      1,080                                       355      1,080
--------------------------------------------------------------------------------

BASIC INFORMATION ABOUT THE FUND

OTHER INVESTMENT STRATEGIES

As discussed, the fund invests primarily in the common stock of European issuers.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

INVESTMENT IN OTHER EUROPEAN ISSUERS

The fund invests primarily in issuers domiciled in developed European countries. However, the fund may invest up to 20% of its total assets (at the time of purchase) in securities of European issuers domiciled in Eastern European nations or emerging European markets.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the fund invests in Eastern European nations or emerging European markets. Additional risks include:

|X| Economic, political and social developments may adversely affect European securities markets
|X| Withholding and other non U.S. taxes may decrease the fund's return

ECONOMIC MONETARY UNION (EMU)

On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS OTHER THAN COMMON STOCK

The fund may invest up to 20% of its total assets (at the time of purchase) in debt securities of U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its total assets (at the time of purchase) in below investment grade debt securities. Although investing in debt securities is not a principal investment strategy of the fund, the fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

TEMPORARY INVESTMENTS

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or may hold cash or cash equivalents. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when Pioneer believes common stocks have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES

The fund may use futures, options and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT

PIONEER, THE FUND'S INVESTMENT ADVISER,

selects the fund's investments and oversees the fund's operations.

PIONEER GLOBAL ASSET MANAGEMENT

Pioneer is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2000, Pioneer Global Asset Management had over $100 billion in assets under management worldwide and Pioneer had over $___ billion in assets under management.

INVESTMENT ADVISER

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

Pioneer has filed for an order from the Securities and Exchange Commission that would permit Pioneer to hire and terminate a subadviser for the fund without shareholder approval. Currently, Pioneer does not intend to use a subadviser in connection with the fund but, if the order is granted, will be able to do so in the future with the approval of the fund's trustees.

PORTFOLIO MANAGER

Day-to-day management of the fund's portfolio is the responsibility of a [insert appropriate description.]

MANAGEMENT FEE

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's fee varies based on the value of the fund's net assets. Pioneer's annual fee is equal to 1% per year of the fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% on the assets over $500 million. The fee is normally computed daily and paid monthly.

DISTRIBUTOR AND TRANSFER AGENT

Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneering Services Corporation is the fund's transferagent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are subsidiaries of Pioneer Global Assets Management.

BUYING, EXCHANGING AND SELLING SHARES

NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
|X|      How long you expect to own the shares
|X|      The expenses paid by each class
|X|      Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

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SHARE PRICE

The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge, is often referred to as the share price.
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COMPARING CLASSES OF SHARES

CLASS A
CLASS B
CLASS C

WHY YOU MIGHT PREFER EACH CLASS

Class A shares may be your best alternative if you prefer to pay an initial sales charge and have lower annual expenses, or if you qualify for any reduction or waiver of the initial sales charge.

You may prefer Class B shares if you do not want to pay an initial sales charge, or if you plan to hold your investment for at least six years. Class B shares are not recommended if you are investing $250,000 or more.

You may prefer Class C shares if you do not wish to pay an initial sales charge and you would rather pay higher annual expenses over time.

INITIAL SALES CHARGE

Up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.

None

None

CONTINGENT DEFERRED SALES CHARGES

None, except in certain circumstances when the initial sales charge is waived.

Up to 4% is charged if you sell your shares. The charge is reduced over time and not charged after six years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.

A 1% charge if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.

DISTRIBUTION AND SERVICE FEES

Up to 0.25% of average daily net assets.

Up to 1% of average daily net assets.

Up to 1% of average daily net assets.

ANNUAL EXPENSES (INCLUDING DISTRIBUTION AND SERVICE FEES)

Lower than Class B or Class C.

Higher than Class A shares; Class B shares convert to Class A shares after eight years.

Higher than Class A shares; Class C shares do not convert to any other class of shares. You continue to pay higher annual expenses.

EXCHANGE PRIVILEGE

Class A shares of other Pioneer mutual funds.

Class B shares of other Pioneer mutual funds.

Class C shares of other Pioneer mutual funds.

BUYING, EXCHANGING AND SELLING SHARES

SALES CHARGES: CLASS A SHARES

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE

You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. managed by Pioneer.

See "Qualifying for a reduced sales charge" for more information.

SALES CHARGES FOR CLASS A SHARES

                                                  SALES CHARGE AS % OF

                                              ------------------------
                                              OFFERING      NET AMOUNT

AMOUNT OF PURCHASE                               PRICE        INVESTED
----------------------------------------------------------------------
Less than $50,000                                 5.75            6.10
 ......................................................................
$50,000 but less than $100,000                    4.50            4.71
 ......................................................................
$100,000 but less than $250,000                   3.50            3.63
 ......................................................................
$250,000 but less than $500,000                   2.50            2.56
 ......................................................................
$500,000 but less than $1 million                 2.00            2.04
 ......................................................................
$1 million or more                                 -0-             -0-
----------------------------------------------------------------------

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OFFERING PRICE

The net asset value per share plus any initial sales charge.
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SALES CHARGES: CLASS B SHARES

You buy Class B shares at net asset value per share without paying an initial sales charge. However, you will pay a contingent deferred sales charge to the distributor if you sell your Class B shares within six years of purchase. The contingent deferred sales charge decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE

---------------------------------------------
ON SHARES SOLD                      AS A % OF
BEFORE THE              DOLLAR AMOUNT SUBJECT
END OF YEAR               TO THE SALES CHARGE

---------------------------------------------
1                                           4
 .............................................
2                                           4
 .............................................
3                                           3
 .............................................
4                                           3
 .............................................
5                                           2
 .............................................
6                                           1
 .............................................
7+                                        -0-
---------------------------------------------

CONVERSION TO CLASS A SHARES

Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years after the date of purchase except that:
|X| Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid
|X| Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

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PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class B shares so that you pay the lowest possible CDSC.

|X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X|  You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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CONTINGENT DEFERRED SALES CHARGE

A sales charge that may be deducted from your sale proceeds.
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BUYING, EXCHANGING AND SELLING SHARES

SALES CHARGES: CLASS C SHARES

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay to the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

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PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class C shares which result in your paying the lowest CDSC.

|X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X|  You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the amount of time since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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CONTINGENT DEFERRED SALES CHARGE

A sales charge that may be deducted from your sale proceeds.
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QUALIFYING FOR A REDUCED SALES CHARGE

INITIAL CLASS A SALES CHARGE WAIVERS

You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:

|X|  Current or former trustees and officers of the fund;
|X|  Current or former partners and employees of legal counsel to the fund;
|X| Current or former directors, officers, employees or sales representatives of The Pioneer Group, Inc. and its affiliates;
|X| Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;
|X| Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;
|X|  Members of the immediate families of any of the persons above;
|X| Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
|X|  Insurance company separate accounts;
|X| Certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by the distributor;
|X| Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
|X| In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
|X|  Certain unit investment trusts;
|X| Employer-sponsored retirement plans with 100 or more eligible employees or at least $500,000 in total plan assets;
|X| Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to actively promote Pioneer mutual funds to program participants and (iv) the program provides for a matching contribution for each participant contribution;
|X| Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

BUYING, EXCHANGING AND SELLING SHARES

CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO: Group Plans if the sponsoring organization
|X| recommends purchases of Pioneer mutual funds to, |X| permits solicitation of, or
|X|  facilitates purchases by
its employees, members or participants.

LETTER OF INTENT (CLASS A)

You can use a letter of intent to qualify for reduced sales charges in two situations:
|X| If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
|X| If you include in your letter of intent the value - at the current offering price - of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

REINVESTMENT (CLASS A)

If you sold shares of another mutual fund within the past 60 days, you may be able to reinvest the sale proceeds from that fund in Class A shares of the fund at net asset value without a sales charge.

To qualify:
|X|  Your investment firm must have a sales agreement with the distributor;
|X| You must demonstrate that the amount invested is from the proceeds of the sale of shares from another mutual fund that occurred within 60 days immediately preceding your purchase;
|X| You paid a sales charge on the original purchase of the shares sold; and |X| The mutual fund whose shares were sold also offers net asset value purchases to shareowners that sell shares of a Pioneer mutual fund.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC

Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has 1,000 or more eligible employees or at least $10 million in total plan assets.

CLASS A, CLASS B AND CLASS C SHARES

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
|X| The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
|X| You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
|X| The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
|X| The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and one of the following applies:
- It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
- It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on plan assets held in Pioneer mutual funds);

BUYING, EXCHANGING AND SELLING SHARES


- It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);
|X| The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) the employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is:
     -   A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year;
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
|X| The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
|X| The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

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BY PHONE

If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFoneSM at any time.
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BUYING, EXCHANGING AND SELLING SHARES

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE

If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

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RETIREMENT PLAN ACCOUNTS

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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EXCHANGING

You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING

Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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GOOD ORDER MEANS THAT:
|X|  You have provided adequate instructions
|X|  There are no outstanding claims against your account
|X|  There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X|  Your  request  includes a signature  guarantee  if you:
     - Are selling  over $100,000 or exchanging over $500,000 worth of shares
     - Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     - Want the check  paid to  someone  other than the account  owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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You may have to pay income taxes on a sale or an exchange.
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BUYING, EXCHANGING AND SELLING SHARES

BUYING SHARES
EXCHANGING SHARES

THROUGH YOUR INVESTMENT FIRM

Normally, your investment firm will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

BY PHONE

YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE IF you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:

|X|  You established your bank account of record at least 30 days ago
|X|  Your bank information has not changed for at least 30 days
|X| You are not purchasing more than $25,000 worth of shares per account per day
|X|  You can provide the proper account identification information

When you request a telephone purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

After you establish your fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE IF:
|X| You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X|  The fund into which you are exchanging offers the same class of shares
|X| You are not exchanging more than $500,000 worth of shares per account per day
|X|  You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX

You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
|X|  The name, social security number and signature of all registered owners
|X| A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
|X| The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
|X|  The class of shares you are exchanging
|X|  The dollar amount or number of shares you are exchanging

SELLING SHARES

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

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HOW TO CONTACT US

BY PHONE [telephone icon]
For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292 To request a transaction using FactFoneSM call 1-800-225-4321 Telecommunications Device for the Deaf (TDD) 1-800-225-1997

BY MAIL [envelope icon]
Send your written instructions to:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014

BY FAX [fax icon]
Fax your exchange and sale requests to:
1-800-225-4240
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EXCHANGE PRIVILEGE
You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit or suspend the exchange privilege. The fund will provide 60 days' notice of material amendments to or termination of the privilege.
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BUYING, EXCHANGING AND SELLING SHARES

ACCOUNT OPTIONS

See the account application form for more details on each of the following options.

AUTOMATIC INVESTMENT PLANS

You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

PIONEER INVESTOMATIC PLAN

If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

AUTOMATIC EXCHANGES

You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
|X|  You must select exchanges on a monthly or quarterly basis
|X|  Both  the   originating   and  receiving   accounts  must  have   identical
     registrations
|X|  The originating account must have a minimum balance of $5,000

DISTRIBUTION OPTIONS

The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

DIRECTED DIVIDENDS

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

SYSTEMATIC WITHDRAWAL PLANS

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
|X| Your account must have a total value of at least $10,000 when you establish your plan
|X|  You must request a periodic withdrawal of at least $50
|X| You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. If you purchase Class A shares while you are making systematic withdrawals from your account, you may pay unnecessary sales charges.

DIRECT DEPOSIT

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

VOLUNTARY TAX WITHHOLDING

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

REINSTATEMENT PRIVILEGE FOR CLASS A SHARES

You may qualify for the reinstatement privilege if you recently sold all or part of your Class A shares.

BUYING, EXCHANGING AND SELLING SHARES

SHAREOWNER SERVICES

PIONEER WEBSITE
WWW.PIONEERFUNDS.COM

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
|X|  Your current account information
|X| Prices, returns and yields of all publicly available Pioneer mutual funds |X| Prospectuses for all the Pioneer mutual funds

FACTFONESM 1-800-225-4321
You can use FactFoneSM to:
|X|  Obtain current information on your Pioneer mutual fund accounts
|X| Inquire about the prices and yields of all publicly available Pioneer mutual funds
|X| Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
|X|  Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS

With your consent, Pioneer may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

CONFIRMATION STATEMENTS

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION

In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997

If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS You are required to obtain a signature guarantee when you are:
|X|  Requesting certain types of exchanges or sales of fund shares
|X|  Redeeming shares for which you hold a share certificate
|X|  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION

The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. The exchange limitation does not apply to accounts that have a written exchange agreement with the distributor. The exchange limitation may not apply to transactions made through an omnibus account for fund shares.

MINIMUM ACCOUNT SIZE

The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

OTHER POLICIES

The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

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You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000.
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DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

For federal income tax purposes, your distributions from the fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your own tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.

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Sales and exchanges may be taxable transactions to shareowners.
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                                      NOTES

                                      NOTES

                                      NOTES

PIONEER
EUROPE SELECT FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

SHAREOWNER REPORTS

Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE

www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-xxxxx)


[Pioneer

logo]  Pioneer Funds Distributor, Inc.
       60 State Street

       Boston, MA 02109                                             9171-00-1000
       www.pioneerfunds.com              (C) Pioneer Funds Distributor, Inc.